BURNHAM INVESTORS TRUST

                 Supplement dated December 15, 2003
     to the Statement of Additional Information dated May 1, 2003


THE FOLLOWING INFORMATION REPLACES AND SUPERCEDES ANY CONTRARY
INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION:

Effective February 16, 2004 the name of the Burnham U.S. Treasury
Money Market Fund will be changed to the Burnham U.S. Government
Money Market Fund (the "Fund").

THE FOLLOWING INFORMATION IS INSERTED BEFORE THE SECTION "NET ASSET VALUE" ON PAGE 27 OF THE STATEMENT OF ADDITIONAL INFORMATION:

Purchases, Redemptions or Exchanges Through Authorized Broker/Dealers or Investment Professionals

Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase, exchange or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker/dealer or investment professional. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Call Burnham Investors Trust at 1-800-462-2392 for more information.


               INVESTORS SHOULD RETAIN THIS SUPPLEMENT
   WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.